Auer Growth Fund

Supplement to the Prospectus dated December 21, 2007

Supplement dated February 13, 2009

Fund Investments in Foreign Securities

          As disclosed in the Fund’s Prospectus, the Fund may invest in U.S. and foreign stocks traded on a U.S. exchange. The Fund’s adviser has determined that the Fund may invest in foreign stocks either directly, or indirectly through depository receipts such as American Depository Receipts (“ADRs”). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities.

          To the extent that the Fund invests in foreign stocks directly, rather than through ADRs, the Fund will be subject to foreign securities risk and currency risk. As a result, the following is hereby inserted under “Principal Risks of Investing in the Fund” on page 2 of the Prospectus:

Foreign Securities Risk. Investment in securities of foreign issuers (whether directly or through ADRs) involves somewhat different investment risks from those affecting securities of domestic issuers. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. In addition to credit and market risk, investments in foreign securities involve sovereign risk, which includes fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in those countries. There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. The Fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investor. Depository receipts do not eliminate all of the risks associated with direct investment in the securities of foreign issuers. When the Fund invests in foreign securities, it may experience more rapid and extreme changes in value than when it invests in securities of U.S. companies.

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Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates.  Exchange rate fluctuations may reduce or eliminate gains or create losses.  The Fund’s adviser does not hedge against currency movements in the various markets in which foreign issuers are located so the value of the Fund’s foreign securities is subject to the risk of adverse changes in currency exchange rates.

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          This Supplement supersedes and replaces prior supplements to the Prospectus dated December 21, 2007. You should read this Supplement in conjunction with the Prospectus, which provides the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information dated December 21, 2007 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at

888-711-AUER (2837).

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